Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Rexford Industrial Realty, Inc. (the “Company”) for the quarter ended March 31, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Howard Schwimmer, Co-Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1)the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Howard Schwimmer
Howard Schwimmer
Co-Chief Executive Officer
April 19, 2024